SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Global Infrastructure Fund

The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

Deutsche Global Infrastructure Fund

The following waiver is currently in effect:

The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.43%, 2.18%, 1.18% and 1.28% for Class A, Class C, Institutional Class and Class S, respectively. In addition, the Advisor has contractually agreed through April 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.43% and 1.11% for Class T and Class R6, respectively. The agreement may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

April 12, 2017
SAISTKR-328